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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                 Date of Report
                               November 27, 1996


                     UNITED COMPANIES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


           Louisiana                     1-7067                 71-0430414

(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

    4041 Essen Lane, Baton Rouge, Louisiana                           70809
   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code
(504) 924-6007

                                 Not Applicable

         (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Businesses Acquired

                 Not applicable.

(b)      Pro Forma Financial Information

                 Not applicable.

(c)      Exhibits

                 3.1 Restatement of the Articles of Incorporation of United Companies Financial Corporation.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           UNITED COMPANIES FINANCIAL
                                           CORPORATION
                                           (Registrant)


Date:      November 27, 1996               By:  /s/ Dale E. Redman
       --------------------------             ---------------------------------
                                              Dale E. Redman, Executive Vice
                                              President and Chief Financial
                                              Officer





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                    UNITED COMPANIES FINANCIAL CORPORATION

                                 EXHIBIT INDEX

                                    Form 8-K
                               November 27, 1996

    Exhibit Number                Description
    --------------                -----------
         3.1           Restatement of the Articles of Incorporation of United
                       Companies Financial Corporation




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